Exhibit 10.9
AMENDMENT NO. 2 TO LICENSE AGREEMENT
This Amendment No. 2 to License Agreement (this “Amendment”) is made as of September 18, 2006 (the “Effective Date”) and amends certain portions the License Agreement (the “Agreement”), dated as of August 25, 2003, as amended on October 20, 2003, by and between Somaxon Pharmaceuticals, Inc. (“Somaxon”) and ProCom One, Inc. (“ProCom One”).
RECITALS
A. The Agreement sets forth certain rights and obligations of each of the parties relating to licenses of technology from ProCom One to Somaxon; and
B. The parties now desire to amend the Agreement as set forth herein to clarify the scope of the licensed technology.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendment to Agreement. Section 1.3 of the Agreement shall be amended and restated to read in its entirety as follows:
““Compounds” shall mean doxepin, amitriptyline, trimipramine, trazodone and nortriptyline (as well as any respective prodrugs, hydrates, salts, esters, metabolites, isomers, polymorphs or analogues thereof).”
2. Effect of Amendment; Conflicts. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.
3. Further Assurances. The parties agree to execute such further instruments, agreements and documents and to take such further actions as may reasonably be necessary to carry out the intent of this Amendment.
4. Counterparts. This Amendment may be executed in any number of counterparts, each which shall be deemed an original, and all of which together shall constitute one instrument.
5. Entire Agreement. This Amendment, together with the Agreement and the documents referenced herein and therein, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SOMAXON PHARMACEUTICALS, INC.

By:	/s/ Susan E. Dubé

Name:	Susan E. Dubé

Title:	Sr. V.P.

PROCOM ONE, INC.

By:	/s/ Neil B. Kavey

Name:	Neil B. Kavey

Title:	Sr. V.P.